Mercantile Bank Corporation

Firstbank Corporation

# Michigan's Community Bank

August 15, 2013 | Investor Presentation

# Forward-Looking Statement Disclosure

This presentation contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. These forward looking statements are subject to a number of factors and uncertainties which could cause Mercantile Bank Corporation's ("MBWM"), Firstbank Corporation's ("FBMI") or the combined company's actual results and experience to differ from the anticipated results and expectations expressed in such forward looking statements. Forward looking statements speak only as of the date they are made and neither MBWM nor FBMI assumes any duty to update forward looking statements. These forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between MBWM and FBMI, including future financial and operating results, accretion and earn-back, cost savings, enhanced revenues, long term growth, and the expected market position of the combined company that may be realized from the transaction, and (ii) MBWM and FBMI's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. Other statements identified by words such as "expects," "anticipates," "will," "intends," "plans," "believes," "seeks," "estimates," "targets," "positioned," "projects" or words of similar meaning generally are intended to identify forward-looking statements. Management's determination of the provision and allowance for loan losses, the carrying value of acquired loans, goodwill, and the fair value of investment securities involve judgments that are inherently forward-looking. These statements are based upon the current beliefs and expectations of MBWM's and FBMI's management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward-looking statements. There is no assurance that the due diligence process would identify all risks associated with the transaction and no assurance that the conditions to closing will be satisfied. Additional information concerning risks is contained in MBWM's and FBMI's most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings.

Mercantile Bank Corporation

Firstbank Corporation

# Transaction Highlights

**Strategically Compelling**

- Creates the 3rd largest Michigan-based bank by pro forma market capitalization and pro forma deposit market share
- Effective use of excess capital, expected to enhance profitability and shareholder value
- Combined franchise is positioned for long term growth, with the size and scale to compete more effectively in the current market
- Geographically diverse and attractively mixed loan portfolio, coupled with stable and valuable core funding
- Enhances breadth of banking products for all customers
- Strengthens competitive positioning throughout Michigan and enhances ability to serve clients
- Complementary cultures and strong ties to community

**Financially Attractive**

- ~20% core EPS accretion projected in 2014 (excluding transaction expenses)
- ~20% EPS accretion projected in 2015
- Conservative and achievable cost savings
- Manageable tangible book value dilution with an earn-back of approximately 4.5 years
- Internal rate of return of approximately 15%
- Pro forma capital ratios above "well capitalized" guidelines and strong pro forma TCE / TA ratio of greater than 8.0% at closing

Mercantile Bank Corporation

Firstbank Corporation

# Combined Franchise

| ($ in 000s) | | Mercantile Bank Corporation | Firstbank Corporation | Pro Forma |
|---|---|---|---|---|
| Balance Sheet | Assets | $ 1,343,750 | $ 1,457,046 | $ 2,800,796 |
| | Deposits | 1,061,315 | 1,208,302 | 2,269,617 |
| | Gross Loans, including held for sale | 1,058,662 | 975,796 | 2,034,458 |
| Franchise | Branches | 7 | 46 | 53 |
| | Deposits / Branch | $ 151,616 | $ 26,267 | $ 42,823 |
| Deposit & Loan Composition | Core Deposits / Total Deposits (1) | 76.7% | 86.8% | 81.7% |
| | *Cost of Deposits (2)* | *0.83%* | *0.39%* | *0.59%* |
| | Commercial & Industrial Loans (%) (2) | 24.8% | 15.1% | 20.1% |
| | Closed End 1-4 Family (%) (2) | 4.8% | 26.8% | 15.3% |
| | Commercial Real Estate Loans (%) (2) | 54.8% | 35.7% | 45.7% |
| | *Yield on Loans (2)* | *4.86%* | *5.58%* | *5.21%* |
| Market Statistics | Market Capitalization (3) | $ 163,430 | $ 134,489 | $ 314,953 |
| | Dividend Yield (4) | 2.6% | 1.4% | 2.6% |
| | 52-week Average Daily Trading Volume (shares) | 17,690 | 7,114 | 24,804 |

Source: SNL Financial and Company filings.
Note: GAAP financial data as of 6/30/2013 except where noted. Pro forma column represents combined financial data, before purchase accounting adjustments.
(1) Core deposits defined as total deposits less time deposits > $100k. Based upon regulatory financials.
(2) Based upon regulatory financials. Pro forma yield and cost based upon weighted average.
(3) As of 8/14/13. Pro forma assumes shares issued at transaction price.
(4) As of 8/14/13. Assumes pro forma dividend yield remains constant from MBWM standalone.

Mercantile Bank Corporation   Firstbank Corporation

# Michigan's Community Bank

**Pro Forma Highlights (6/30/2013)**

| | |
|---|---|
| **Branches** | **53** |
| **Assets** | **$2.8 B** |
| **Loans** | **$2.0 B** |
| **Deposits** | **$2.3 B** |

- ✓ A strong, western and central Michigan franchise
- ✓ # 3 pro forma deposit market share ranking among institutions headquartered in Michigan
- ✓ Increased revenue generation opportunities
- ✓ Increased scale – serving a larger, diversified client base
- ✓ Added convenience and wider product and service offering for customers
- ✓ Increased market visibility



MBWM (7)
FBMI (46)
East Jordan
Atlanta
Alpena
Traverse City
Mio
Harrisville
Frankfort
Manistee
West Branch
Tawas City
Ludington
Au Gres
Saginaw Bay
Bad Axe
Big Rapids
Shelby
Midland
Saginaw
Sandusky
Alma
Muskegon
Norton Shores
Grand Rapids
Flint
Yale
Holland
Wyoming
Lansing
Waterford
Sterling Heights
Warren
Livonia
Lake St Clair
Benton Harbor
Kalamazoo
Ann Arbor
Windsor
Detroit
Portage
Adrian
Pigeon Bay
Pearl Beach
Toledo

Mercantile Bank Corporation

Firstbank Corporation

# Transaction Terms

| | |
|---|---|
| **Consideration** | ▪ 100% stock<br>▪ Fixed exchange ratio of 1.000x share of MBWM common stock for each share of FBMI common stock |
| **Transaction Value** | ▪ $18.77 per share or $151.5 million(1) |
| **Ownership Split** | ▪ 52% MBWM / 48% FBMI |
| **MBWM Special Dividend** | ▪ Mercantile expects to declare and pay a special dividend of $2.00 per share to Mercantile shareholders prior to the closing of the merger, subject to the satisfaction of the closing conditions set forth in the merger agreement |
| **Name & Headquarters** | ▪ Mercantile Bank Corporation / Grand Rapids, Michigan |
| **Executives** | ▪ Board Chair: Thomas Sullivan (FBMI) ▪ President & CEO: Michael Price (MBWM)<br>▪ EVP: Robert Kaminski (MBWM) ▪ EVP: Samuel Stone (FBMI) ▪ CFO: Charles Christmas (MBWM) |
| **Board Composition** | ▪ Equal representation at the bank and holding company from each of MBWM and FBMI, respectively<br>· Thomas Sullivan (FBMI) to be chairman through December 31, 2014<br>· Michael Price (MBWM) to be chairman beginning January 1, 2015 |
| **Required Approvals** | ▪ Customary regulatory and shareholder approvals of both MBWM and FBMI shareholders |
| **Targeted Closing** | ▪ December 31, 2013 |

*(1) Based on MBWM closing price of $18.77 on 8/14/13. Does not give effect to $2.00 per share dividend paid to MBWM shareholders.*

Mercantile Bank Corporation

Firstbank Corporation

# Firstbank Corporation

**A Low Cost, High Quality Core Deposit Franchise…**

## Overview

- Over $1 billion in low cost core deposits
- Strong net interest margin and mortgage business supporting stable and growing pre-tax, pre-provision earnings
- Asset quality metrics have continued to improve, with strong reserve coverage of nonperforming loans
- Strong capital position, having recently exited preferred stock issued under TARP

## Core Deposits (1)



% Core
$B
90.0%
88.0%
86.0%
84.0%
82.0%
80.0%
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$1.02 $1.02 $1.05 $1.04 $1.07 $1.04 $1.05 $1.07 $1.09 $1.05
83.3% 83.5% 84.1% 84.9% 85.6% 85.6% 85.9% 86.0% 87.0% 86.8%
Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13
Core Deposits ($B)
Core Deposits (% of Total Deposits)

## Nonaccrual Loans ($M)



$60
$50
$40
$30
$20
$10
$0
25 21 20 21 21 21 23 21 22 21 18 22 16 21 16 21 13 21 12 20
Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13
Nonaccrual Loans ($M)
Reserves ($M)

## Net Interest Margin (%)



4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
4.05 4.08 4.03 4.07 4.03 4.05 3.99 3.91 3.83 3.89
Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13

*Source: SNL Financial. Deposit composition is per regulatory filings.*
*(1) Core deposits defined as total deposits less time deposits great than $100,000.*

Mercantile Bank Corporation

Firstbank Corporation

# Mercantile Bank Corporation

***A Leading Western Michigan Commercial Lender…***

## Overview

- A leading and disciplined commercial lender in western Michigan
- Demonstrating strong organic loan growth, with $126M in new originations in the first six months of 2013
- Significant improvements in asset quality
- Strong profitability with a stable margin and significantly reduced reliance on wholesale funding
- World class banking technology

## Wholesale Funding



% of Total
$M
Local Funds: 839, 842, 851, 855, 845, 851, 888, 931, 932, 910
Wholesale Funds: 572, 523, 452, 376, 352, 343, 315, 305, 268, 246
Q1 '11, Q2 '11, Q3 '11, Q4 '11, Q1 '12, Q2 '12, Q3 '12, Q4 '12, Q1 '13, Q2 '13
Local Funds
Wholesale Funds
Wholesale Funds as % of Total Funds

## Nonaccrual Loans ($M)



Nonaccrual Loans ($M): 55, 43, 40, 45, 39, 29, 25, 19, 12, 11
Reserves ($M): 42, 39, 39, 37, 31, 30, 28, 29, 26, 25
Q1 '11, Q2 '11, Q3 '11, Q4 '11, Q1 '12, Q2 '12, Q3 '12, Q4 '12, Q1 '13, Q2 '13
Nonaccrual Loans ($M)
Reserves ($M)

## Net Interest Margin (%)



3.64, 3.61, 3.50, 3.65, 3.73, 3.63, 3.67, 3.62, 3.68, 3.66
Q1 '11, Q2 '11, Q3 '11, Q4 '11, Q1 '12, Q2 '12, Q3 '12, Q4 '12, Q1 '13, Q2 '13

*Source: SNL Financial and internal Company documents.*

Mercantile Bank Corporation

Firstbank Corporation

# Growing Market Share

## #3 Ranked Bank Headquartered in Michigan

| Rank | Institution | Number of Branches | Total Deposits ($M) | Market Share |
|---|---|---|---|---|
| 1 | Flagstar Bancorp Inc. | 111 | $9,096 | 5.46% |
| 2 | Chemical Financial Corp. | 157 | 4,804 | 2.88 |
| 3 | **Pro Forma** | **53** | **2,349** | **1.41** |
| 3 | Talmer Bancorp Inc. | 41 | 2,023 | 1.21 |
| 4 | Independent Bank Corp. | 72 | 1,775 | 1.07 |
| 5 | Macatawa Bank Corp. | 27 | 1,246 | 0.75 |
| 6 | **Firstbank Corp.** | **46** | **1,243** | **0.75** |
| 7 | **Mercantile Bank Corp.** | **7** | **1,106** | **0.66** |
| 8 | MBT Financial Corp. | 24 | 1,018 | 0.61 |
| 9 | Isabella Bank Corporation | 28 | 981 | 0.59 |
| 10 | Lake Michigan Financial Corp. | 5 | 808 | 0.48 |
| 11 | Northwestern Bancorp | 27 | 785 | 0.47 |
| 12 | United Bancorp Inc. | 18 | 766 | 0.46 |
| 13 | Arbor Bancorp Inc. | 7 | 712 | 0.43 |
| 14 | Capitol Bancorp Ltd. | 10 | 679 | 0.41 |
| 15 | First State Financial Corp. | 11 | 501 | 0.30 |
| 16 | First National Bancshares Inc. | 3 | 472 | 0.28 |
| 17 | Keweenaw Financial Corporation | 10 | 457 | 0.27 |
| 18 | Mackinac Financial Corp | 12 | 430 | 0.26 |
| 19 | Southern Michigan Bancorp Inc. | 17 | 418 | 0.25 |
| 20 | ChoiceOne Financial Services | 12 | 403 | 0.24 |
| | **Total (1-10 MI-Based)** | **518** | **$24,100** | **14.46%** |
| | **Total (All Michigan)** [(1)] | **2,915** | **$166,627** | **100.00%** |

## Top 10 Ranking in Key Markets

| Rank | Institution |
|---|---|
| **Grand Rapids-Wyoming, MI MSA** | |
| **5** | **Pro Forma** |
| 5 | Mercantile Bank Corp. (MI) |
| 18 | Firstbank Corp. (MI) |
| **Lansing-East Lansing, MI MSA** | |
| **8** | **Pro Forma** |
| 12 | Mercantile Bank Corp. (MI) |
| 15 | Firstbank Corp. (MI) |
| **Kalamazoo-Portage, MI MSA** | |
| **6** | **Pro Forma** |
| 6 | Firstbank Corp. (MI) |
| NA | Mercantile Bank Corp. (MI) |
| **Mount Pleasant, MI MSA** | |
| **2** | **Pro Forma** |
| 2 | Firstbank Corp. (MI) |
| NA | Mercantile Bank Corp. (MI) |
| **Alma, MI MSA** | |
| **2** | **Pro Forma** |
| 2 | Firstbank Corp. (MI) |
| NA | Mercantile Bank Corp. (MI) |

*Source: SNL Financial. Table above reflects deposit market share rankings for Michigan based institutions only.*
*Note: Deposit data as of 6/30/2012; pro forma for pending acquisitions to the extent discernible.*
*(1) Includes all institutions with deposits in Michigan, regardless of headquarters.*

Mercantile Bank Corporation

Firstbank Corporation

# Strong Core Funding


Mercantile
Money Market 17%
Other Interest Bearing 19%
Time <$100K 22%
Noninterest Bearing 19%
Time >$100K 23%
Firstbank
Money Market 31%
Other Interest Bearing 20%
Noninterest Bearing 21%
Time <$100K 15%
Time >$100K 13%
Pro Forma
Money Market 24%
Other Interest Bearing 19%
Time <$100K 19%
Noninterest Bearing 20%
Time >$100K 18%

**Total Deposits: $1.1B**
**MRQ Cost: 0.83%**

**Total Deposits: $1.2B**
**MRQ Cost: 0.39%**

**Total Deposits: $2.3B**
**MRQ Cost: 0.59%**

*Source: SNL Financial*
*Note: Based on bank holding company regulatory data as of 6/30/2013. Pro forma cost of deposits calculated as a weighted average.*

Mercantile Bank Corporation
Firstbank Corporation

# Diversified Loan Portfolio Positioned for Growth

## *Mercantile*


Non Owner-Occ. CRE 32%
Farm Loans <1%
Construction 8%
Consumer <1%
Other 1%
Closed End 1-4 Family 5%
HELOC 3%
Commercial & Industrial 25%
Multifamily 3%
Owner-Occ. CRE 23%

**Total Loans: $1.1B**
**Yield: 4.86%**

## *Firstbank*


Farm Loans 1%
Non Owner-Occ. CRE 18%
Construction 6%
Consumer 7%
Other <1%
Owner-Occ. CRE 17%
Closed End 1-4 Family 27%
Multifamily 4%
Commercial & Industrial 15%
HELOC 4%

**Total Loans: $1.0B**
**Yield: 5.58%**

## *Pro Forma*


Farm Loans <1%
Non Owner-Occ. CRE 25%
Construction 7%
Consumer 4%
Other 1%
Owner-Occ. CRE 21%
Closed End 1-4 Family 15%
Multifamily 4%
Commercial & Industrial 20%
HELOC 3%

**Total Loans: $2.0B**
**Yield: 5.21%**

*Source: SNL Financial*
*Note: Based on bank holding company regulatory data as of 6/30/2013. Pro forma yield on loans calculated as a weighted average.*

Mercantile Bank Corporation
Firstbank Corporation

# Due Diligence

## Due Diligence Highlights

- Comprehensive due diligence process including core systems, legal and credit
  - Both organizations use the same core processing software
- Two tiered credit due diligence process completed by senior management and 3rd party loan review team for both banks
- Analyzed credit files, underwriting methodology and policy and portfolio management processes
- MBWM's extensive credit reviews focused on the largest relationships, adversely classified assets and watch list loans
  - Individually reviewed 100% of relationships with a balance greater than $4 million
  - Individually reviewed more than 50% of all commercial loans
  - Individually reviewed all adversely classified assets with a balance greater than $600,000
- FBMI completed comparable diligence on MBWM

## Credit Mark

- Estimated loan mark of $24.5 million, or 2.5% of FBMI's portfolio
  - 2.1x coverage of NPLs (excluding TDRs)
  - 0.7x coverage of NPLs (including TDRs)
- Validated by an experienced 3rd party vendor

## Other Estimated Fair Value Adjustments

- Loan interest rate mark-up of $6 million (net asset value write-up)
- Trust preferred securities mark-down of $15 million (net asset value write-up)
- Deposit mark-up of $2 million (net asset value write-down)
- Borrowings mark-up of $1 million (net asset value write-down)

Mercantile Bank Corporation

Firstbank Corporation

# Pro Forma Financial Impact

## Attractive Returns

| | |
|---|---|
| **EPS** | ▪ **~20% core(1) EPS accretion in 2014**<br>▪ **~20%+ EPS accretion in 2015** |
| **Tangible Book Value** | ▪ **~11% dilution estimated at closing**<br>▪ **Accretive to stand-alone tangible book value in approximately 4.5 years (2)** |
| **Capital** | ▪ **TCE / TA > 8% at closing**<br>▪ **Total RBC ratio > 13.5% at closing** |
| **IRR** | ▪ **Internal rate of return of approximately 15%** |

## Key Assumptions

- Earnings are based on internal management estimates
  - $1.40 and $1.45 for MBWM in 2014 and 2015, respectively
  - $1.79 and $1.74 for FBMI in 2014 and 2015, respectively
- No revenue enhancements or cross-sell opportunities have been assumed
- Conservative and achievable cost savings of approximately $5.5 million pre-tax. 60% phased in 2014, and 100% thereafter
- Gross loan mark of $24.5 million, or 2.5% of loans, validated by an experienced 3rd party vendor
- One-time merger related expenses of $7.2 million after-tax
- Core deposit intangible of 1.5%, amortized sum-of-the-years digits over 10 years
- Special cash dividend of $2.00 per share to MBWM shareholders expected to be paid prior to closing (and reflected in relative tangible book value dilution)
- December 31, 2013 estimated closing

*(1) Core EPS excludes the impact of the restructuring expenses.*
*(2) Earn-back period is defined as the number of years for pro forma tangible book value per share to exceed stand-alone projected tangible book value per share.*

Mercantile Bank Corporation
Firstbank Corporation

# Summary

- ✓ Combined franchise is positioned for long term growth with the scale, management team and financial strength to compete effectively in the current market
- ✓ Attractive financial returns for all shareholders
- ✓ Significantly accretive to EPS and maintains strong capital position
- ✓ Geographically diverse and attractively mixed loan portfolio, coupled with stable and valuable core funding
- ✓ Creates Michigan's premier community bank
- ✓ Enhances competitive positioning across Michigan, creating an institution with the financial capacity and experience to be a leading consolidator of community banks

Mercantile Bank Corporation

Firstbank Corporation

# Additional Information

Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger and issuance of MBWM common stock in connection with the proposed merger will be submitted to MBWM's shareholders for their consideration, and the proposed merger will be submitted to FBMI's shareholders for their consideration. MBWM will file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 that will include a joint proxy statement to be used by MBWM and FBMI to solicit the required approval of their respective shareholders in connection with the proposed merger and will constitute a prospectus of MBWM. MBWM and FBMI may also file other documents with the SEC concerning the proposed merger. INVESTORS AND SECURITY HOLDERS OF MBWM AND FBMI ARE URGED TO READ THE JOINT PROXY STATEMENT AND PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the joint proxy statement and prospectus and other documents containing important information about MBWM and FBMI, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by MBWM will be available free of charge on MBWM's website at www.mercbank.com under the tab "Investor Relations." Copies of documents filed with the SEC by FBMI will be available free of charge on FBMI's website at www.firstbankmi.com under the tab "Investor Relations."

MBWM, FBMI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of MBWM and FBMI in connection with the proposed transaction. Information about the directors and executive officers of MBWM is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on March 15, 2013. Information about the directors and executive officers of FBMI is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on March 15, 2013. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement and prospectus and other relevant materials to be filed with the SEC when they become available.

Mercantile Bank Corporation

Firstbank Corporation